                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES AND
                    EXCHANGE ACT OF 1934 (AMENDMENT NO     )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Proxy Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240a-12

                               Cell Pathways, Inc.
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               (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement , if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)      Title of each class of securities to which the transaction applies:

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(2)      Aggregate number of securities to which transaction applies:

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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set for the amount on which the filing fee is calculated and state how it was determined):

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(4)      Proposed maximum aggregate value of transaction:

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(5)      Total fee paid:

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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

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(2)      Form, Schedule or Registration Statement No.:

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(3)      Filing Party:

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(4)      Date Filed:

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

                              CELL PATHWAYS, INC.
                              702 ELECTRONIC DRIVE
                          HORSHAM, PENNSYLVANIA 19044

                                                                  April 18, 2001

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Cell Pathways, Inc. which will be held on Wednesday, May 30, 2001 at 10:00 a.m. local time at the Rittenhouse Hotel, 210 West Rittenhouse Square, Philadelphia, Pennsylvania.

     At this year's meeting, you will be asked to elect three directors to serve terms of three years each and to ratify the selection of the Company's independent auditors for 2001, as well as to consider and act upon such other business as may properly come before the meeting or any adjournment(s) of the meeting.

     The Notice of Annual Meeting of Stockholders, Proxy Statement, form of proxy and 2000 Annual Report to Stockholders are included with this letter.

     Upon adjournment of the meeting, the directors and officers of the Company will be available to confer informally with stockholders.

     We hope that many of you will be with us. Whether or not you plan to attend, please sign, date and return your proxy promptly in the enclosed envelope.

                                          Sincerely yours,

                                          /s/ Robert J. Towarnicki
                                          Robert J. Towarnicki
                                          President and Chief Executive Officer
                                          Chairman of the Board of Directors

                              CELL PATHWAYS, INC.
                              702 ELECTRONIC DRIVE
                          HORSHAM, PENNSYLVANIA 19044

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 30, 2001

To the Stockholders of Cell Pathways, Inc.:

     The 2001 Annual Meeting of Stockholders of Cell Pathways, Inc. will be held at the Rittenhouse Hotel, 210 West Rittenhouse Square, Philadelphia, Pennsylvania on Wednesday, the 30th day of May at 10:00 a.m. local time, for the purpose of asking the stockholders to:

     1. Elect three directors for terms of three years each;

     2. Ratify the selection of Arthur Andersen LLP as the Company's independent auditors for 2001; and

     3. Consider and act upon such other business as may properly come before the meeting.

     Stockholders of record at the close of business on April 2, 2001 will be entitled to vote at the meeting. The date of mailing of this Notice of Meeting and Proxy Statement is on or about April 18, 2001.

                                          By order of the Board of Directors

                                          Martha E. Manning
                                          Secretary
Horsham, Pennsylvania
April 18, 2001

                                   IMPORTANT

 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

THE COMPANY'S 2000 ANNUAL REPORT TO STOCKHOLDERS ACCOMPANIES THE PROXY STATEMENT
                               AND FORM OF PROXY.

                              CELL PATHWAYS, INC.
                              702 ELECTRONIC DRIVE
                          HORSHAM, PENNSYLVANIA 19044

                                PROXY STATEMENT

SOLICITATION OF PROXY

     The enclosed proxy is solicited by the Board of Directors (the "Board") of Cell Pathways, Inc., (the "Company") for use at the 2001 Annual Meeting of Stockholders to be held on Wednesday, May 30, 2001 at 10:00 a.m. local time at the Rittenhouse Hotel, 210 West Rittenhouse Square, Philadelphia, Pennsylvania, including any adjournment or rescheduling thereof (the "Annual Meeting"). A copy of the Notice of the Annual Meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement will take place on or about April 18, 2001.

     Whether or not you plan to attend the Annual Meeting, the Board respectfully requests the privilege of voting on your behalf and urges you to sign, date and return the enclosed proxy. By doing so you will, unless such proxy is subsequently revoked by you, authorize the persons named therein, or any of them, to act on your behalf at the Annual Meeting.

     Any stockholder who submits a proxy may revoke it by giving a written notice of revocation to the Secretary, or by submitting a duly executed proxy bearing a later date, at or before the Annual Meeting and before the proxy is voted.

MATTERS PROPOSED FOR VOTE OF THE STOCKHOLDERS AT THE ANNUAL MEETING

     The following matters will be proposed to the stockholders at the Annual
Meeting:

     1. Election of three directors to serve for terms of three years each and until their respective successors are elected and qualified.

     2. Ratification of the selection of Arthur Andersen LLP as independent auditors of the Company for 2001.

SHARES OUTSTANDING; VOTING

     Shares represented by valid proxies in the accompanying form, and not revoked prior to exercise, will be voted in accordance with the instructions indicated thereon. If no contrary instruction is indicated, shares represented by such proxies will be voted FOR the election of the individuals herein nominated for directors and FOR the ratification of the selection of the Company's independent auditors. The Company does not know of any other matters that will be presented at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, or any of its adjournments, the person or persons voting the proxies will vote them in accordance with their best judgment on such matters. If a director nominee is unable to serve or for good cause will not serve, the proxies will be voted for such substitute nominee as the Board may propose; the Company has no reason to believe that this contingency may arise in connection with the Annual Meeting.

     Only holders of shares of the Common Stock of the Company (the "Common Stock") at the close of business on April 2, 2001, the record date for the Annual Meeting, will be entitled to vote at the Annual Meeting. On April 2, 2001, the outstanding stock of the Company entitled to vote consisted of 31,100,904 shares of Common Stock, with each such share entitled to one vote. Appearance at the Annual Meeting in person or by proxy of the holders of Common Stock entitled to cast 15,550,453 votes is required for a quorum. Shares represented by abstentions or broker non-votes will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. A broker "non-vote" occurs when a registered broker holding a customer's shares in the name of the broker has not received voting instructions on the matter from the customer, is barred by applicable rules from exercising discretionary voting authority in the matter, and so indicates on the proxy. The following paragraphs set forth the vote of eligible shares required for each proposal, assuming the presence of a quorum.

     With respect to Proposal No. 1, directors will be elected by a plurality of the votes cast. This means that the director nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor. Abstentions will not negatively affect the election of candidates receiving the plurality of votes. Brokers who have not received voting instructions from beneficial owners by ten days prior to the Annual Meeting are permitted to vote the shares of such holders in their discretion, subject to any instructions subsequently given by such holders prior to the Annual Meeting.

     With respect to Proposal No. 2, ratification of the selection of Arthur Andersen LLP as independent auditors for 2001, action of the stockholders will be taken by a majority of the votes cast, excluding abstentions. The failure of abstentions to be counted may affect the outcome of the vote by virtue of not being counted one way or the other. Brokers who have not received voting instructions from beneficial owners by ten days prior to the Annual Meeting are permitted to vote the shares of such holders in their discretion, subject to any instructions subsequently given by such holders prior to the Annual Meeting.

     If any additional matters should properly come before the Annual Meeting, then, except as otherwise provided by law or by the Certificate of Incorporation or Bylaws of the Company with respect to particular types of matters, action of the stockholders would be taken by a majority of the votes cast at the Annual Meeting, excluding abstentions which would not be counted as votes for or against.

     Your vote is important. Accordingly, you are asked to complete, sign and return the accompanying proxy card (or voting instruction sheet for your broker or other nominee), whether or not you plan to attend the Annual Meeting. If you plan to attend the Annual Meeting to vote in person and your shares are registered with the Company's transfer agent in the name of a broker or other nominee, you must secure a proxy card from the broker or other nominee assigning voting rights to you for your shares.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     The Board is divided into three classes, Class I, Class II and Class III. Each class consists as nearly as may be possible of one-third of the total number of directors, and one class is elected each year for a three-year term. The terms of the Class III directors expire at the Annual Meeting and their successors are to be elected at the Annual Meeting for three-year terms expiring at the annual meeting of 2004. The terms of the Class I and Class II directors expire at the annual meetings in 2002 and 2003, respectively.

     The nominees for election as Class III directors of the Company are Judith
A. Hemberger, Ph.D., Robert J. Towarnicki and Rifat Pamukcu, M.D.

     The following information is provided for the three nominees proposed to be elected as Class III directors, and also for the continuing Class I and Class II directors. All of such nominees and Class I and Class II directors were elected by the Company's stockholders, except for Dr. Pamukcu who was elected by the Board as a Class III director in September 2000 for a term expiring at the Annual Meeting. Mr. Ross who has been a director of the Company since January 1998 is retiring from the Board as of May 30, 2001, the date of the Annual Meeting. The Board intends to fill the vacancy left by Mr. Ross in Class I.

                                                  DIRECTOR
NAME                                        AGE    SINCE            POSITION WITH THE COMPANY
----                                        ---   --------          -------------------------
NOMINEES FOR CLASS III DIRECTORS
  Judith A. Hemberger, Ph.D.(2)...........  53      1998     Director
  Rifat Pamukcu, M.D. ....................  43      2000     Director; Executive Vice President,
                                                               Research and Development; and Chief
                                                               Scientific Officer of the Company
  Robert J. Towarnicki....................  49      1996     Chairman of the Board of Directors;
                                                               Chief Executive Officer; and
                                                               President of the Company
CONTINUING CLASS II DIRECTORS
  William A. Boeger(1,2)..................  51      1992     Director
  Louis M. Weiner, M.D. ..................  49      1998     Director
CONTINUING CLASS I DIRECTOR
  Thomas M. Gibson(1).....................  74      1996     Director

---------------
(1) Member of the Audit Committee

(2) Member of the Compensation and Stock Option Committee

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board unanimously recommends a vote FOR election of the nominees for Class III directors.

THE BOARD OF DIRECTORS

     William A. Boeger, 51, has served as a director of the Company since December 1992 and as Chairman of the Board from September 1996 to May 2000. Mr. Boeger is Chief Executive Officer and a director of Chronix Biomedical, Inc. Since 1986 he has been Managing General Partner of Quest Ventures, a venture capital company that he founded. From 1994 to 1999 he served as President and Chief Executive Officer of Calypte Biomedical Corporation; he served as Chairman of the board of Calypte Biomedical Corporation from 1993 to 1999. From 1980 to 1986, Mr. Boeger was employed by Continental Capital Ventures, a venture capital fund focused on early stage technology companies, where he attained the position of General Partner. Mr. Boeger is also a director of Calypte Biomedical, Inc. and Iridex Corporation.

     Thomas M. Gibson, 74, has served as a director of the Company since August 1996. From 1947 to 1992 he served with Gibson Electric Company, Inc., of which he was Chief Executive Officer at the time of his retirement. He served as President of Jupiter Electric Company, Inc. until 1996 and has served as President of Integrated Technologies Development Corporation since 1995. In the early 1980s he co-founded Gibson

Information Systems, a data service bureau which he sold in 1986. He is President of TMG Technical, Inc., which does business as Jupiter Technical Services.

     Judith A. Hemberger, Ph.D., 53, has served as a director of the Company since June 1998. She is Executive Vice President and Chief Operating Officer of Pharmion Corporation. From 1998 to 1999 she served as Senior Vice President, Business and Planning, Avax Technologies, Inc. From 1979 to 1997, she served with Marion Merrell Dow Inc., most recently as Senior Vice President, Global Regulatory Affairs (1995-1997), and Vice President, Global Medical Affairs and Commercial Development (1994-1995). She is a member of the board of directors of Schein Pharmaceutical Company, the International board of directors of Pharmaceutical Research Associates and Regulatory/Clinical Consultants, Inc. Since 1985, she has been Adjunct Associate Professor, Division of Pharmacology, University of Missouri at Kansas City School of Pharmacy.

     Rifat Pamukcu, M.D., 43, has served as a director of the Company since September 2000, as Executive Vice President since July 2000, as Senior Vice President from 1997 to July 2000 and as Chief Scientific Officer since 1993. Dr. Pamukcu is a co-founder of the Company. Prior to joining the Company full time in 1993, from 1989 to March 1993, he was Assistant Professor of Medicine at the University of Cincinnati and co-chair of the Company's scientific advisory board. He continued as an Adjunct Assistant Professor of Medicine at the University of Cincinnati from 1993 to 1995. He was a postdoctoral fellow from 1986 to 1989 in the Division of Gastroenterology at the University of Chicago. Dr. Pamukcu received a B.A. in Biology from Johns Hopkins University in 1979 and an M.D. degree from the University of Wisconsin School of Medicine in 1983.

     Robert J. Towarnicki, 49, has served as a director of the Company and Chief Executive Officer since October 1996, as Chairman of the Board since May 2000 and as President of the Company since January 1998. Prior to joining the Company, from 1992 to 1996, he served as President, Chief Operating Officer, a director and most recently as Executive Vice President of Integra LifeSciences Corporation, which is the publicly held parent firm for a group of biotechnology and medical device companies including Collatech, Inc., ABS LifeSciences Inc., Telios Pharmaceuticals, Inc. and Vitaphore Corporation. From 1991 to 1992, he served as Founder, President and Chief Executive Officer of MediRel, Inc. From 1989 to 1991, he was General Manager of Focus/MRL, Inc., from 1985 to 1989, he was Vice President of Development and Operations for Collagen Corporation, and from 1974 to 1985, he held a variety of operations management positions at Pfizer, Inc. and Merck & Co., Inc.

     Louis M. Weiner, M.D., 49, has served as a director of the Company and as a member of the Company's scientific advisory board since the latter part of 1998. He has served as the Chairman of the Department of Medical Oncology, Division of Medical Science at Fox Chase Cancer Center since 1994 and has been on staff at Fox Chase Cancer Center since 1984. Since 1995, Dr. Weiner has been a Professor in the Department of Medicine, Temple University School of Medicine. Since 1995, he has chaired the Biologic Response Modifiers Committee of the Eastern Cooperative Oncology Group.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During 2000, the Board held six full Board meetings and eleven committee meetings. All directors attended at least 75% of the meetings of the Board and of the committees of which they were members, with the exception of Mr. Ross who attended 83% of the Board meetings and 57% of the meetings of the committee of which he is a member. The Board has standing audit and compensation committees. The Board does not have a standing nominating committee; nominees for director are selected by the Board, all but two of whose members are outside directors.

     The Compensation and Stock Option Committee of the Board determines the salaries and bonuses of the principal executive officers of the Company and administers the 1997 Equity Incentive Plan. This committee met seven times in 2000. The Compensation and Stock Option Committee during 2000 consisted of directors Boeger, Gibbons, Hemberger and Ross. See "Compensation Committee Report."

     The Audit Committee of the Board assists the Board in the discharge of its responsibility for oversight of the Company's financial function, including accounting, auditing, financial reporting, internal controls, internal audit, investment and risk management. The Audit Committee selects and evaluates the Company's outside auditors, confers with the auditors with respect to the scope and results of the annual audit and other matters affecting the audit, reviews with the auditors and Company personnel the financial statements and matters pertaining to the internal accounting function, and, in general, acts as the delegate of the Board with respect to relations with the independent auditors. See "Audit Committee Report." The Board has adopted a written charter for the Audit Committee, a copy of which is appended as Appendix A to this Proxy Statement.

     The Audit Committee met four times during 2000. The Audit Committee during 2000 consisted of directors Boeger, Gibbons, who resigned from the Board on March 31, 2001, and Gibson, each of whom is independent as defined in Rule 4200 of the marketplace rules of the National Association of Securities Dealers ("NASD"), with the exception of Mr. Gibbons who served as the Chief Executive Officer of Tseng Labs, Inc. ("Tseng") up to the time the Company acquired Tseng in November 1998, but has not served as an officer or employee of the Company or any subsidiary thereafter.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No director who served as a member of the Compensation and Stock Option Committee during 2000 is a current or former officer or employee of the Company. The following directors served on the Compensation and Stock Option Committee for at least part of 2000: Boeger, Gibbons, Hemberger and Ross, as well as Roger
J. Quy and Peter G. Schiff, both of whom left the Board in 2000. Mr. Gibbons served as Chief Executive Officer of Tseng up to the time the Company acquired Tseng in November 1998, but has not served as an officer or employee of the Company or any subsidiary thereafter.

COMPENSATION OF DIRECTORS

     The Company's non-employee directors do not currently receive any compensation for service on the Board or any committee thereof other than pursuant to the 1997 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). Directors are reimbursed for certain expenses in connection with attendance at Board and committee meetings. Directors who are employees of the Company do not receive separate compensation for their services as directors.

     The Directors' Plan was adopted by the Board on October 14, 1997 and approved by the Company's stockholders shortly thereafter. The Directors' Plan provides for the automatic grant of options to purchase shares of Common Stock to non-employee directors of the Company. The Directors' Plan is administered by the Board, unless the Board delegates administration to a committee.

     Each person who first becomes a non-employee director is automatically granted an option to purchase 18,157 shares of Common Stock (the "Inaugural Grant"). In addition, on the date of each annual stockholder meeting, each non-employee director who has served at least one full year as a director is automatically granted an option to purchase 5,447 shares of Common Stock (the "Anniversary Grant"). Options subject to an Inaugural Grant under the Directors' Plan vest in three equal annual installments commencing on the first anniversary of the date of the grant of the option. Options subject to an Anniversary Grant under the Directors' Plan vest in full on the first anniversary of the date of the grant of the option. The vesting of options under the Directors' Plan is conditioned on the continued service of the recipient as a director, employee or consultant of the Company or any affiliate of the Company through the respective vesting dates.

     The exercise price of the options granted under the Directors' Plan is equal to the fair market value of the Common Stock on the date of grant. No option granted under the Directors' Plan may be exercised after the expiration of 10 years from the date it was granted. In the event of certain changes of control, options outstanding under the Directors' Plan will automatically become fully vested and will terminate if not exercised prior to such change of control.

     At the time Dr. Weiner agreed to become a member of the Board, he also agreed to become a member of the Company's scientific advisory board. In the latter capacity, Dr. Weiner received an option, vesting over three years, to acquire 13,750 shares of Common Stock at $6.60 per share, and is compensated at the rate of $4,000 per quarter.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of Common Stock as of February 28, 2001 as to each person who owns more than five percent of the outstanding Common Stock, each director, each of the five most highly compensated executive officers during 2000, and all directors and such executive officers as a group. For purposes of calculating beneficial ownership, such persons are deemed to own shares subject to options or warrants that are currently exercisable or will become exercisable within 60 days after February 28, 2001.

                                                                 AMOUNT AND NATURE
BENEFICIAL OWNER AND ADDRESS(1)                               OF BENEFICIAL OWNERSHIP    PERCENT
-------------------------------                               -----------------------    -------
Morgan Stanley Dean Witter & Co.(2).........................         4,245,613            13.1%
  1585 Broadway
  New York, NY 10036
Jackson Boulevard Capital Management, Ltd.(3)...............         2,002,783             6.2%
  53 West Jackson Boulevard, Suite 400
  Chicago, IL 60604
DIRECTOR OR EXECUTIVE OFFICER
------------------------------------------------------------
William A. Boeger(4)........................................            60,279               *
Thomas M. Gibson(5).........................................           133,331               *
Lloyd G. Glenn(6)...........................................            45,382               *
Brian J. Hayden(7)..........................................            45,433               *
Judith A. Hemberger, Ph.D.(8)...............................            19,287               *
Rifat Pamukcu, M.D.(9)......................................           431,436             1.4%
Bruce R. Ross(10)...........................................            23,604               *
Robert J. Towarnicki(11)....................................           330,044             1.1%
Richard H. Troy(12).........................................           249,720               *
Louis M. Weiner, M.D.(13)...................................            21,272               *
                                                                     ---------
All executive officers and directors (10 persons)(14).......         1,359,788             4.4%

---------------
  *  Indicates beneficial ownership of less than one percent.

 (1) This table is based upon information supplied by officers, directors and principal stockholders, including, in particular, reports filed on Form 13G, Form 4 and Form 5 with the Securities and Exchange Commission. Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 31,095,904 shares of the Common Stock outstanding as of February 28, 2001, adjusted as required by the rules promulgated by the Securities and Exchange Commission. The address of the directors and executive officers is 702 Electronic Drive, Horsham, PA 19044.

 (2) Represents shares held by funds managed by Morgan Stanley Dean Witter & Co. and its affiliates. Voting and dispositive power is shared. Includes warrants to purchase 1,282,500 shares of Common Stock at $12 per share.

 (3) Represents shares held by, or by funds managed by, Jackson Boulevard Capital Management, Ltd., Jackson Boulevard Partners, Paul J. Duggan and their affiliates. Voting and dispositive power is shared with respect to all shares except 12,998. Includes warrants to purchase 1,153,750 shares of Common Stock at $12 per share.

 (4) Includes 33,938 shares and options to purchase 16,341 shares owned of record by Mr. Boeger. Also includes 5,940 shares owned of record by Quest Ventures II and 4,060 shares owned of record by Quest Ventures International; Mr. Boeger is a managing general partner of Quest Ventures and may be deemed to share voting and investment power with respect to such shares; Mr. Boeger disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

 (5) Includes options to purchase 16,341 shares beneficially owned by Thomas M. Gibson and 106,690 shares in the Thomas M. Gibson Trust established by Thomas M. Gibson.

 (6) Includes options to purchase 39,200 shares.

 (7) Represents options to purchase 45,433 shares.

 (8) Includes 635 shares owned jointly with Dr. Hemberger's mother, and options to purchase 11,500 shares of Common Stock.

 (9) Includes options to purchase 140,075 shares, 6,250 of which are unvested and would currently be subject to a repurchase option by the Company.

(10) Represents options to purchase 23,604 shares. Mr. Ross is retiring from the Board effective May 30, 2001.

(11) Includes options to purchase 144,500 shares. Also includes 3,678 shares beneficially owned by Mr. Towarnicki's son, 3,678 shares owned by Mr. Towarnicki's daughter, and 43,750 shares in a limited partnership in which Mr. Towarnicki's son and daughter have a limited interest, with respect to all of which shares Mr. Towarnicki disclaims beneficial ownership except to the extent of his pecuniary interest therein.

(12) Includes 2,500 shares subject to repurchase by the Company and options to purchase 37,500 shares. Also includes 21,600 shares beneficially owned by Mr. Troy's spouse, with respect to which shares Mr. Troy disclaims beneficial ownership except to the extent of his pecuniary interest therein. Mr. Troy resigned his positions of director and executive officer in September 2000.

(13) Represents options to purchase 21,272 shares.

(14) Includes options to purchase shares, as well as shares as to which directors and executive officers of the Company disclaim beneficial ownership. See Notes 4 through 13 above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of Forms 3, 4 and 5 and amendments thereto and written representations furnished to the Company, the Company believes that all directors and executive officers of the Company filed in timely fashion all reports of beneficial ownership of Common Stock required to be filed by Section 16 (a) of the Securities and Exchange Act of 1934 with the exception of the purchase of 25,000 shares of Common Stock pursuant to exercise of a stock option by Brian J. Hayden in March 2000, which purchase was reported on a Form 4 for June 2000 and again on a Form 5 for 2000.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER AND EXECUTIVE OFFICERS OF THE
COMPANY

     The following Summary Compensation Table provides the annual and long-term compensation for the fiscal years ended December 31, 2000, 1999 and 1998 awarded or paid to, or earned by, the five most highly compensated executive officers during 2000, including the Chief Executive Officer.

                           SUMMARY COMPENSATION TABLE

                                                                         LONG TERM
                                                                        COMPENSATION
                                                                        ------------
                                         ANNUAL COMPENSATION             SECURITIES
                                 -----------------------------------     UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION      FISCAL YEAR     SALARY      BONUS        OPTIONS       COMPENSATION
---------------------------      -----------    --------    --------    ------------    ------------
Robert J. Towarnicki...........     2000        $273,000    $     --      225,000         $ 7,500(1)
  Chairman; Chief Executive         1999         260,000      75,000           --              --
  Officer; President                1998         195,000     115,000      120,000          25,000(2)
Rifat Pamukcu, M.D. ...........     2000         204,750          --      175,000           7,500(1)
  Chief Scientific Officer;         1999         195,000      52,500           --              --
  Executive Vice President --       1998         175,000      75,000       80,000              --
  Research and Development
Brian J. Hayden................     2000         178,500          --      125,000          11,546(5)
  Chief Financial Officer;          1999         170,000      33,750           --              --
  Vice President -- Finance;        1998         155,000      42,500       30,000              --
  Treasurer
Lloyd G. Glenn.................     2000         175,000      20,000      150,000              --
  Vice President -- Sales and       1999         154,380      29,000           --          25,000(2)
  Marketing                         1998          78,462(3)   19,615       50,000              --
Richard H. Troy(4).............     2000         189,000          --       25,000           7,500(1)
  Senior Vice President --          1999         180,000      33,750           --              --
  Corporate Development;            1998         160,000      62,500       50,000              --
  General Counsel; Secretary

---------------
(1) Represents financial planning services.

(2) Represents relocation expenses.

(3) Lloyd G. Glenn began serving as Vice President, Marketing in June 1998. He was promoted to Vice President of Sales and Marketing in March 2000.

(4) Richard H. Troy resigned from his positions of director, Senior Vice President -- Corporate Development, General Counsel and Secretary in September 2000.

(5) Represents financial planning services and relocation expenses.

EXECUTIVE EMPLOYMENT AND SEVERANCE AGREEMENTS

     In October 1996, the Company entered into an employment agreement with Robert J. Towarnicki providing for initial annual compensation of $175,000 and up to $35,000 as an annual bonus, certain relocation expenses and a severance payment equal to six months of salary.

     In February 1993, the Company entered into an employment agreement with Rifat Pamukcu providing for initial annual compensation of $110,000 and up to $30,000 as an annual bonus, certain relocation expenses and a severance payment equal to nine months of salary in the event of involuntary termination or termination by Dr. Pamukcu for good reason.

     In November 1997, the Company entered into an employment agreement with Brian J. Hayden providing for initial annual compensation of $155,000 and up to 20% of base compensation as an annual bonus, an option to purchase 90,785 shares of Common Stock at $4.75 per share subject to a four year vesting schedule and a severance payment equal to six months of salary and twelve months of health care premiums in the event of termination without cause.

     In November 2000, the Company entered into an employment agreement with Lloyd G. Glenn providing for initial annual compensation of $175,000 and such annual bonus as may be awarded, and a severance payment equal to six months of salary and eighteen months of health care premiums in the event of termination without cause.

     In January 1993, the Company entered into a memorandum of employment with Richard H. Troy providing for initial compensation of $110,000, up to $30,000 as an annual bonus, and a severance payment, after two months' notice, equal to six months of salary and benefits in the event of termination without cause or termination by Mr. Troy for good reason.

     The Company has entered into Change in Control Agreements with Messrs. Towarnicki, Glenn, Hayden and Dr. Pamukcu. These Agreements provide that if within two years following a "change in control" of the Company either the executive's employment with the Company is terminated by the Company for any reason other than the executive's death, disability or for "cause," or if the executive resigns for "good reason," the Company will make a lump sum severance payment to the executive. The lump sum will be equal to two times (three times in the case of Mr. Towarnicki) base salary, annual bonus and matching contribution under the Company's 401(k) plan (and any supplemental defined contribution plan), plus the after-tax cost of continuing the Company's medical and dental coverage in effect for two years (three years in the case of Mr. Towarnicki). Any stock option or restricted stock which is not already vested and exercisable pursuant to the terms of the applicable plan will become fully vested and exercisable as of the date of the executive's termination and will remain exercisable until the later of the end of the post-termination exercise period provided under the applicable option agreement or one year after executive's termination date, but not longer than the expiration of the option term. Each executive will receive outplacement assistance services for a period of 12 months at a cost not to exceed $10,000.

     Generally, and as more fully defined in the agreements, a "change in control" means any of the following circumstances: (i) the acquisition of beneficial ownership of 20% or more of the Company's voting securities by any person, entity or group (with certain exceptions, including the consent of the Company); (ii) during any two-year period the persons serving as directors of the Company on the date of the agreement, together with replacements or additions subsequently approved by two-thirds of the board, cease to make up at least a majority of the board of directors; (iii) a merger, consolidation or reorganization in which the stockholders of the Company prior to the merger wind up owning less than 50% of the voting power of the surviving corporation or in which a person, entity or group (with certain exceptions, including the consent of the Company) becomes the beneficial owner of 20% or more of the voting power of the surviving corporation; or (iv) the liquidation or dissolution of the Company or disposition of all or substantially all of the assets of the Company. The agreements also provide that if any benefit to the executive would constitute an excess parachute payment within the meaning of Section 280G of the Internal Revenue Code, the Company will make additional payments to place the executive in the same after-tax position (with de minimis exceptions) as if no such excise tax had been imposed.

STOCK OPTION GRANTS TO AND EXERCISES BY EXECUTIVE OFFICERS

     The Company grants options to its executive officers and employees under its 1997 Equity Incentive Plan (the "Plan"), as amended. As of February 28, 2001, options to purchase a total of 2,992,822 shares of Common Stock were outstanding under the Plan and options to purchase 1,961,859 shares of Common Stock remained available for grant thereunder. The following tables show for the fiscal year ended December 31, 2000 certain information regarding options granted to, exercised by and held at such dates by the five most highly compensated executive officers in 2000, including the Chief Executive Officer.

                             OPTION GRANTS IN 2000

                                                                                      POTENTIAL REALIZABLE VALUE
                                                                                                  AT
                                              PERCENT OF                                ASSUMED ANNUAL RATES OF
                                             TOTAL OPTIONS                             STOCK PRICE APPRECIATION
                                NUMBER OF     GRANTED TO     EXERCISE                     FOR OPTION TERM(2)
                                 OPTIONS     EMPLOYEES IN      PRICE     EXPIRATION   ---------------------------
NAME                            GRANTED(1)    FISCAL YEAR    ($/SHARE)    DATE(1)          5%            10%
----                            ----------   -------------   ---------   ----------   ------------   ------------
Robert J. Towarnicki..........    25,000          1.3%        $12.13      01/09/10     $  493,962     $  786,552
                                 200,000         10.6           5.45      11/28/10      3,951,698      6,292,419
Rifat Pamukcu, M.D. ..........    25,000          1.3          12.13      01/09/10        493,962        786,552
                                 150,000          7.9           5.45      11/28/10      2,963,774      4,719,314
Brian J. Hayden...............    25,000          1.3          12.13      01/09/10        493,962        786,552
                                 100,000          5.3           5.45      11/28/10      1,975,894      3,146,210
Lloyd G. Glenn................    10,000           .5          12.13      01/09/10        493,962        786,552
                                  40,000          2.1          49.88      02/22/10      3,249,971      5,175,035
                                 100,000          5.3           5.45      11/28/10      1,975,894      3,146,210
Richard H. Troy...............    25,000          1.3          12.13      01/09/10        493,962        786,552

---------------
(1) Options granted pursuant to the Plan expire ten years after the date of grant. The options granted in 2000 vest at a rate of 24% on the first annual anniversary date and 2% per month thereafter.

(2) The potential realizable value is calculated assuming that the fair market value of the Common Stock, on the date of the grant as determined by the Board, appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and the Common Stock received therefore is sold on the last day of the term of the option for the appreciated price. The 5% and 10% rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future increases in the price of Common Stock.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

                                                                NUMBER OF           VALUE OF UNEXERCISED
                                                           UNEXERCISED OPTIONS      IN-THE-MONEY OPTIONS
                                SHARES                     AT DECEMBER 31, 2000     AT DECEMBER 31, 2000
                               ACQUIRED        VALUE           EXERCISABLE/             EXERCISABLE/
NAME                          ON EXERCISE     REALIZED       UNEXERCISABLE(1)         UNEXERCISABLE(2)
----                          -----------    ----------    --------------------    -----------------------
Robert J. Towarnicki........        --       $       --      137,000/308,000          $ 80,850/$24,150
Rifat Pamukcu, M.D. ........        --               --      132,575/207,425          292,050/      --
Brian J. Hayden.............    50,000        2,053,125(3)    37,933/157,852               --/      --
Lloyd G. Glenn..............        --               --       25,000/175,000               --/      --
Richard H. Troy.............        --               --       30,000/ 45,000               --/      --

---------------
(1) All options are subject to vesting. With respect to options granted prior to August 1997, early exercise is possible with the unvested portions thereof remaining subject to a repurchase option by the Company.

(2) To date, all options have been granted at exercise prices equal to the fair market value per share of Common Stock, as determined by the Board; the closing price of the Common Stock at December 29, 2000 was $4.75 per share.

(3) This value is calculated in accordance with the rules of the Securities and Exchange Commission and does not represent the value realized by the optionee.

                         COMPENSATION COMMITTEE REPORT

     The Compensation and Stock Option Committee of the Board (the "Compensation Committee") determines the compensation of the Company's executive officers. Pursuant to rules adopted by the Securities and Exchange Commission, the Compensation Committee furnishes the following report on executive compensation.

COMPENSATION PHILOSOPHY

     The Company's executive compensation program seeks to accomplish several major goals:

     - To align the interests of executive officers with the long-term interests of stockholders through participation in the Company's long-term, equity based incentive compensation programs, principally stock options.

     - To motivate executives to achieve key business objectives and to reward them when such objectives are met.

     - To recruit and retain highly qualified executive officers by offering compensation that is competitive with that offered for comparable positions in comparable development stage biotechnology and pharmaceutical companies.

     In reviewing the compensation packages for each executive officer, the Compensation Committee reviewed information from published surveys and data provided by corporate advisors. Factors that are considered in determining salary, incentive awards and stock options include but are not limited to: company size; stage of development; and geographic location. The Company competes for executive talent with biotechnology and pharmaceutical companies in the Philadelphia region; the compensation package paid by such companies is a factor in attracting and retaining executive talent.

BASE SALARY

     Base salary represents the fixed component of the executive compensation program. Base salaries of the chief executive officer and the Company's other executive officers are determined by reviewing comparable market base salary compensation, individual performance, relevant experience and demonstrated capabilities in meeting the requirements of the position. The chief executive officer's base salary is determined by the Compensation Committee's evaluation of his attainment of stated overall goals and targets for the Company and his individual contribution and performance.

LONG TERM INCENTIVES

     Stock option awards within the approved Company plans are designed to align the long-term interest of the Company's executives with those of its stockholders. Stock options are used as a mechanism to attract executives to the Company and to be competitive with other biotechnology companies in the region. We believe that equity based compensation, the value of which cannot be realized immediately and depends upon the future market value of the Company's stock, provides the continuing incentive to executives to foster the Company's success and aligns the interests of the executives with the interests of the stockholders. We consider corporate performance, future corporate objectives and individual accomplishments when awarding long term incentives to executives.

CASH BONUSES

     The Compensation Committee believes that discretionary cash bonuses are important to motivate and reward executive officers. Cash bonuses are typically based on significant achievements and may be awarded to executives based on attainment of Company-wide and individual goals and objectives. In certain cases a guaranteed bonus for the first year or two may be awarded in recruiting new executives to the Company.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Mr. Towarnicki's salary of $273,000 for 2000 was determined at the end of 1999 based on his experience in the industry and his accomplishments to that time. In September 2000, the FDA issued a "not approvable" letter with respect to the Company's NDA for Aptosyn(TM) (exisulind). Following the public announcement of this letter, the market price of the Common Stock dropped substantially. Upon review of the Company's plans going forward, and in further aligning Mr. Towarnicki's interests with the interests of the stockholders, Mr. Towarnicki received no salary adjustment at the end of 2000, no cash bonus for 2000, and was awarded, in November 2000, options to purchase 200,000 shares of Common Stock. Apart from the receipt of the "not approvable" letter, the Compensation Committee noted the following accomplishments during 2000:

     - Continued safety trials of the Company's second compound, CP461, in preparation for clinical trials in cancer indications in 2001.

     - Expanded collaborations to prepare for clinical work with Aptosyn(TM) (exisulind) in combination with each of Taxotere(R) (Aventis Pharmaceuticals, Inc.), Xeloda(R) (Roche Laboratories, Inc.), Gemzar(R) (Eli Lilly and Company) and Navelbine(R) (GlaxoSmithKline) in cancer indications.

     - Entered a marketing agreement for Nilandron(R) (nilutamide), an Aventis drug, and commenced marketing to urologists at the end of the third quarter.

     - Established a contract sales force of approximately 13 people to promote Nilandron(R).

     - Completed a private round of financing which raised approximately $23 million of capital in 2000, in addition to the $17.2 million raised during 2000 through the exercise of warrants issued in the 1999 financing.

                                          Compensation and Stock Option
                                          Committee

                                          William A. Boeger
                                          John J. Gibbons
                                          Judith A. Hemberger
                                          Bruce R. Ross

INDEBTEDNESS OF MANAGEMENT

     Since January 1, 2000, none of the Company's directors, executive officers, nominees for election as directors or certain relatives of associates of such persons has been indebted to the Company in an aggregate amount in excess of $60,000 except as follows. During 2000, the Company made loans to each of Robert
J. Towarnicki, Chairman, President and Chief Executive Officer, and Brian J. Hayden, Vice President, Finance, Chief Financial Officer and Treasurer, in order that they would not be required to sell shares of Common Stock which had been pledged as collateral to secure indebtedness to third parties and, in the case of Mr. Hayden, for the additional purpose of relocation. The largest aggregate indebtedness during 2000, and the indebtedness as of March 31, 2001, was $253,461 in the case of Mr. Towarnicki and $458,500 in the case of Mr. Hayden. The loans are evidenced by promissory notes bearing 6% annual interest and are to be secured by mortgages on residential real estate of each borrower.

                      COMMON STOCK PRICE PERFORMANCE GRAPH

     The graph below compares the cumulative total stockholder return on the Common Stock from the commencement of public trading on November 4, 1998 through December 31, 2000 with the cumulative total return of the Nasdaq Stock
Market -- U.S. Index and the Nasdaq Pharmaceuticals Index. The graph assumes a $100 investment made at the beginning of the period and reinvestment of all dividends. The comparisons depicted in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Common Stock.
[PERFORMANCE GRAPH]

                                                          CLPA                      NASDAQ US                NASDAQ PHARMA.
                                                          ----                      ---------                --------------
11/4/98                                                  100.00                      100.00                      100.00
12/31/98                                                 134.40                      121.00                      167.10
3/31/99                                                   45.40                      135.60                      190.10
6/30/99                                                   70.60                      148.40                      207.70
9/30/99                                                   58.80                      152.10                      215.50
12/31/99                                                  56.50                      224.80                      327.30
3/31/00                                                  209.90                      252.30                      371.70
6/30/00                                                  143.50                      219.30                      320.70
9/30/00                                                   49.60                      201.80                      292.90
12/31/00                                                  29.00                      135.20                      191.00

                             AUDIT COMMITTEE REPORT

     Management is responsible for the financial reporting process, including the system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. However, we are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent auditors. A copy of the Charter of the Audit Committee is appended as Appendix A to this Proxy Statement.

     The Audit Committee has reviewed and discussed the audited financial statements of the Company with the auditors, with and without management present. The Audit Committee has discussed with the independent auditors, Arthur Andersen LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee has also received and reviewed the written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Statement No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Arthur Andersen LLP their independence.

     Based on the reviews and discussions referred to above, we recommend to the Board that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

     Audit Fees. The aggregate fees billed by Arthur Andersen LLP for professional services rendered to the Company for the 2000 audit and for review of the Company's financial statements included in the Company's Quarterly Reports on Form 10-Q for 2000 totaled $61,870.

     Financial Information Systems Design and Implementation Fees. The Company did not engage Arthur Andersen LLP during 2000 to provide professional services with respect to financial information systems design and implementation as described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.

     All Other Fees. The aggregate fees billed by Arthur Andersen LLP for all other services rendered during 2000, including tax related services, totaled $34,146.

     The Audit Committee has considered whether the provision by Arthur Andersen LLP of professional services not related to the audit of the financial statements referred to above and not related to the reviews of the interim financial statements referred to above is compatible with maintaining the independence of Arthur Andersen LLP, and has determined it to be so.

                                          Audit Committee of the Board of
                                          Directors

                                          William A. Boeger, Chairman
                                          John J. Gibbons
                                          Thomas M. Gibson

     The foregoing sections entitled Compensation Committee Report, Audit Committee Report and Common Stock Performance Graph shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, except to the extent that the Company specifically incorporates them by reference in any such document.

         PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The firm of Arthur Andersen LLP, independent accountants, has audited the Company's accounts since the inception of the Company. The Audit Committee of the Board has selected Arthur Andersen to audit the financial statements of the Company for 2001. Representatives of Arthur Andersen LLP have been invited to attend the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

     Stockholder ratification of the selection of Arthur Andersen LLP to audit the financial statements of the Company for 2001 is not required by law or by the Company's Certificate of Incorporation or Bylaws, and is solicited by the Board as a matter of good corporate practice. Stockholder ratification requires the affirmative vote of a majority of the votes cast, excluding abstentions. If the stockholders determine not to ratify the selection of Arthur Andersen LLP, the Audit Committee and the Board will reconsider whether or not to retain that firm. If the stockholders do ratify the selection of Arthur Andersen LLP, the Audit Committee and the Board in their discretion may, nonetheless, select a different firm of independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board unanimously recommends a vote FOR ratification of Arthur Andersen LLP as independent auditors for 2001.

                                 OTHER BUSINESS

     The Board knows of no other business which will come before the Annual Meeting. If any other matters shall properly come before the Annual Meeting, your authorized proxies will vote on such matters in accordance with their best judgement on such matters.

     The Bylaws of the Company provide that no business may be conducted at an annual meeting unless properly brought before the meeting. For business to be properly brought before an annual meeting, it must be specified in the notice of meeting, be otherwise brought before the meeting by or at the direction of the Board, or be otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing which must be received by the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the sixtieth (60th), and not earlier than the close of business on the ninetieth (90th), day prior to the anniversary of the preceding year's annual meeting, which would mean between March 2 and April 1, 2002, subject to adjustment if the meeting date is substantially changed from the date in 2001. The stockholder's notice to the Secretary must set forth with respect to each proposed matter a brief description of the matter, the reasons for conducting the business at an annual meeting, the name and address of the proposing stockholder as they appear on the books of the Company, the number of shares beneficially owned by the proposing stockholder, any material interest of the stockholder in the matter proposed, and any other information required to be provided pursuant to Regulation 14A under the Securities Exchange Act of 1934. The chairman of an annual meeting shall determine whether proposed business is properly brought before the meeting. If the Company has not received notice of a matter prior to the close of business on the sixtieth day prior to an annual meeting, proxies received by the Company with respect to such annual meeting may, and unless otherwise directed, confer discretionary voting with respect to such matter.

                             COSTS OF SOLICITATION

     The Company will pay the costs of soliciting proxies, including printing, handling and mailing of this Proxy Statement, the proxy and related material furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, custodians, nominees and fiduciaries holding shares of Common Stock in their names which are beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding proxy material to the beneficial owners. Certain officers, directors and regular employees of the Company may solicit proxies by telephone, telegraph, facsimile or in person. These persons will receive no extra compensation for their services.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 2002 annual meeting of stockholders must be received by the Secretary of the Company no later than December 17, 2001 in order to be included in the Company's proxy statement and form of proxy relating to that meeting.

                                          By Order of the Board of Directors

                                          Martha E. Manning
                                          Secretary

Horsham, Pennsylvania
April 18, 2001

                                                                       EXHIBIT A

                         CHARTER OF THE AUDIT COMMITTEE
                                     OF THE
                   BOARD OF DIRECTORS OF CELL PATHWAYS, INC.

MEMBERSHIP REQUIREMENTS

     The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Cell Pathways, Inc. (together with its affiliates, the "Company") shall be designated by the Board and shall consist of at least three individuals who are members of the Board. All Committee members shall be independent directors as that term is defined by relevant authority from time to time; provided, however, that the Committee may include one individual who does not meet the applicable definition of independence if such individual is not a current employee of the Company or an immediate family member of a current employee of the Company and if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its stockholders.

     Each Committee member must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement or must become able to do so within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must have had past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in such member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

SCOPE OF RESPONSIBILITIES

     The Committee is part of the Board and shall have Board power and authority to the extent provided in this Charter which has been adopted by the Board by way of delegation of its power. The Committee shall assist the Board in the discharge of its responsibility for oversight of the Company's financial function, including accounting, auditing, financial reporting, internal controls, internal audit, investment and risk management. This oversight responsibility of the Committee (and of the Board) shall not substitute for, displace or assume in any way management's primary responsibility for these matters, including the preparation of financial statements, or the primary responsibility of the independent auditors to audit the financial statements and perform functions associated therewith. Nor shall this oversight responsibility impose upon the Committee the duty to conduct investigations, resolve disagreements, assure compliance with laws, regulations or policy guidelines, or undertake other measures which remain the responsibility of management and its outside experts.

     The Committee shall also be responsible for the selection, evaluation and, where appropriate, replacement of the independent auditors, and for acting as the delegate of the Board with respect to relations with the independent auditors. The independent auditors shall be accountable to the Board through the Committee.

STRUCTURE AND PROCESSES

     The Committee shall elect a Chairperson at least annually, shall hold at least three meetings each year, and shall hold such additional meetings as may be necessary or convenient to permit the Committee to discharge its responsibilities.

     The Committee shall confer with the Company's independent auditors with respect to the scope and results of the annual audit.

     The Committee shall review and discuss the annual audited financial statements with management and shall make recommendations to the Board as to whether or not to accept the annual audited financial statements, to include them in applicable filings with the Securities and Exchange Commission, and to send them to the stockholders.

     The Committee shall ensure that the Company's independent auditors perform reviews of interim quarterly financial statements prior to the filing of such interim financial statements with the Securities and Exchange Commission, and shall confer with the Company's independent auditors with respect to any quarterly reviews by the independent auditors which would require such conference.

     The Committee shall confer with the Company's independent auditors with respect to the internal control and internal audit functions, and the Committee shall confer with management on these subjects to the extent the Committee feels warranted.

     The Committee shall receive from the Company's independent auditors a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1, as such may be modified or supplemented, and shall actively engage in dialogue with the independent auditors with respect to any disclosed relationship or service that may impact the objectivity and independence of the auditors, and shall take (or recommend that the full Board take) appropriate action to oversee the independence of the outside auditors.

     The Committee shall discuss with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU sec. 380), as such may be modified or supplemented.

     The Committee shall confer with management on, or undertake initiatives in respect of, such aspects of accounting, auditing, financial reporting, internal control, internal audit, investment and risk management as the Committee may find appropriate.

     The Committee shall prepare from time to time reports which may be necessary or appropriate for inclusion in filings with Securities and Exchange Commission, for inclusion in reports to stockholders, or for other purposes.

     The Committee will review and reassess the adequacy of this Charter on an annual basis and will recommend any proposed changes to the Board for approval.

                              CELL PATHWAYS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

/X/  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

     ANNUAL MEETING OF STOCKHOLDERS
                MAY 30, 2001

     The undersigned stockholder of Cell Pathways, Inc., a Delaware corporation ("CPI"), hereby acknowledges receipt of the Notice of the 2001 Annual Meeting of Stockholders and Proxy Statement of CPI, and hereby appoints Robert J. Towarnicki, Brian J. Hayden and Martha E. Manning, and each of them, proxies and attorneys-in-fact, with full power of substitution to each, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Stockholders of CPI, to be held at the Rittenhouse Hotel, 210 West Rittenhouse Square, Philadelphia, Pennsylvania, on May 30, 2001, at 10:00 a.m., local time, and at any and all postponements, continuations and adjournments thereof, and to vote all shares of common stock which the undersigned may be entitled to vote if then and there personally present, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.


     Please be sure to sign and date        Date_______________________
      this Proxy in the box below.
_______________________________________________________________________



____Stockholder sign above______Co-holder (if any) sign above__________

+
_______________________________________________________________________________
                                                                           __
                                                                            /

Proposal 1:                               For       Withheld       For All
  Election of Directors:                  All        For All      Nominees
                                       Nominees     Nominees       Except
                                          ____         ____         ____
                                         /___/        /___/        /___/

       Judith A. Hemberger, Ph.D.   Robert J. Towarnicki
                   Rifat Pamukcu, M.D.



INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Nominees Except" and write that nominee's name in the space provided below.


_________________________________________________________________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE.


Proposal 2:
    Ratification of Arthur Andersen LLP    For        Against       Abstain
    as Auditors for 2001.                 ____         ____         ____
                                         /___/        /___/        /___/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL LISTED ABOVE.

     UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. IF ANY OTHER MATTERS SHOULD PROPERLY COME BEFORE THE CPI ANNUAL MEETING, THIS PROXY WILL BE VOTED WITH RESPECT TO SUCH MATTERS IN ACCORDANCE WITH THE JUDGMENT OF THE PERSON VOTING SUCH PROXIES.
                                                                           +
_______________________________________________________________________________



/\ Detach above card, sign, date and mail in postage paid envelope provided. /\
                              CELL PATHWAYS, INC.
_______________________________________________________________________________
  Signature should be exactly as your name(s) appear on proxy. If stock is held jointly, each holder should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
________________________________________________________________________________

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY ENVELOPE PROVIDED.
________________________________________

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